UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 15, 2017

Green Plains Inc.
(Exact Name of Registrant as Specified in Charter)

Iowa
(State or Other Jurisdiction of Incorporation)

001-32924	84-1652107
(Commission File Number)	(I.R.S. Employer Identification Number)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of Principal Executive Offices)	(Zip Code)

 (402) 884-8700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 8.01. Other Events.

On November 15, 2017, Green Plains Inc. announced that its board of directors approved a quarterly cash dividend of $0.12 per share on the company’s common stock. The dividend is payable on December 15, 2017, to shareholders of record at the close of business on November 27, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this report.

Number	Description
99.1	Press release, dated November 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: November 15, 2017	By:	/s/ John W. Neppl
John W. Neppl
Chief Financial Officer (Principal Financial Officer)